Supplemental Agreement No. 81

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 22, 2013, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Buyer have agreed to revise the scheduled delivery month of two (2) 737-8H4 Aircraft bearing Manufacturer Serial Numbers 42529 and 42530 from December 2013 to December 2014 (Subject Aircraft).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2.Table 1b, “Aircraft Delivery, Description, Price and Advance Payments – Block 800LUV Aircraft,” is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference. The new Table 1b reflects the revised delivery month for the Subject Aircraft.

3.Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R1, *** is deleted in its entirety and a new Attachment A (identified by

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-81-1

“SA-81”) is attached hereto and incorporated into the Purchase Agreement by this reference.

4.As a result of the revised delivery month of the Subject Aircraft, an excess in Advance Payments made by Buyer to Boeing exists in the amount of ***. Boeing will retain such excess amounts until the next Advance Payment is due, at which time Buyer may reduce the amount of such Advance Payment by ***. A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Buyer by Boeing.

5.Buyer and Boeing must execute this Supplemental Agreement on or before March 22, 2013.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jeff Solomon	By: /s/ Chris Monroe

Its: Attorney‑In‑Fact	Its: Treasurer

P.A. No. 1810	SA-81-2

Page SA
Number Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-75

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-75

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-81

SA
Number

TABLE

1.	Aircraft Information Table	SA-75
1a	Aircraft Information Table – Block 700LUV Aircraft	SA-77
1b	Aircraft Information Table – Block 800LUV Aircraft	SA-81

EXHIBITS

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D	Price Adjustment Due to
Economic Fluctuations – Aircraft Price Adjustment
(July 1992 Base Price)

D-1	Price Adjustment Due to	SA-13
Economic Fluctuations – Aircraft Price Adjustment
(July 1999 Base Price)

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-77

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-81

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6-1162-NIW-890R1	***	SA-75

SA-39

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-054R2	Business Matters	SA-75
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-JMG-669R9	***	SA-75

SA-75
SA-54

SWA-PA-1810-LA-1001315R1 ***		SA-75
	Attachment A	SA-81

SWA-PA-1810-LA-02710R1 ***		SA-72

SWA-PA-1810-LA-1003498 R1 ***		SA-75

SWA-PA-1810-LA-1003490R1 ***		SA-75

SWA-PA-1810-LA-1003367R1 ***		SA-75

SWA-PA-1810-LA-1105883 Aircraft Model Substitution		SA-75

SWA-PA-1810-LA-1105884 Option Aircraft		SA-75
Attachment – Option Aircraft Information Table

P.A. No. 1810	iii
K/SWA		SA-81

SA
Number

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886	***	SA-75

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888	***	SA-78

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive

P.A. No. 1810	iv
K/SWA		SA-81

Exhibits	Title	Last Updated under SA	Current Status
A-2	Aircraft Configuration - 737- 700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737- 700 Block T-W-2 / T-W-2a	SA-61	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-81

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive

P.A. No. 1810	vi
K/SWA		SA-81

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:	D019A001SWA38P-1 Rev New

Engine Model/Thrust: Base Aircraft Price:	CFM56-7B26	26400 pounds ***		~~Airfram~~e Base Aircraft Price Base Year/Escalation Formula Engine Price Base Year/Escalation Formula:	Jul-11 N/A		ECI-MFG/CPI N/A
Special Features:		***	Notes 1 & 2
Sub-Total of Aircraft Base Price and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv. Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2012	1	***	36980	Note 1 & 3	***	***	***	***	***
Mar-2012	1	***	36680	Note 2 & 3	***	***	***	***	***
Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***
May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***
Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***
Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***
Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***
Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***
Sep-2012	1	***	36687	Note 5	***	***	***	***	***
Oct-2012	1	***	36997	Note 3	***	***	***	***	***
Nov-2012	4	***	37005, 37003, 35969, 35966	Note 3	***	***	***	***	***
Dec-2012	3	***	37006, 37009, 38818,	Note 3	***	***	***	***	***
Dec-2012	1	***	36891		***	***	***	***	***
Jan-2013	3	***	35964, 36638, 36634		***	***	***	***	***
Feb-2013	2	***	36635, 36893		***	***	***	***	***
Mar-2013	2	***	36892, 36973		***	***	***	***	***
Mar-2013	1	***	36998	Note 6	***	***	***	***	***

SWA-PA-01810		Page 1
57774, 57776, 57777 60261, 63168	Boeing Proprietary	SA-81

Table 1b to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2013	1	***	36908		***	***	***	***	***
Sep-2013	1	***	36933		***	***	***	***	***
Oct-2013	2	***	36912, 36914		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731		***	***	***	***	***
Mar-2014	1	***	37004	Note 4	***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	Note 4	***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	Note 4	***	***	***	***	***
Jun-2014	3	***	36898, 36905, 42522	Note 4	***	***	***	***	***
Jul-2014	2	***	42523, 36911	Note 4	***	***	***	***	***
Aug-2014	4	***	36907, 42524,35973, 42525	Note 4	***	***	***	***	***
Sep-2014	4	***	36935, 42528, 42527, 42531	Note 4	***	***	***	***	***
Oct-2014	3	***	36909, 36732, 36920	Note 4	***	***	***	***	***
Dec-2014	2	***	42529, 42530	Note 7	***	***	***	***	***
Total:	73

Notes:
1) ***
2) ***
3) ***
4) The Advance Payment Base Price is determined using the escalation factor from Boeing's 4th Qtr 2011 forecast.
5) The Advance Payment Base Price for MSN 36687 reflects an original delivery date of October-2012. At time of delivery, the Economic Price Adjustment will be calculated based on the rescheduled delivery date of September 2012 in accordance with Exhibit D-2.

6) The Advance Payment Base Price for MSN 36998 reflects an original delivery date of April-2013. At time of delivery, the Economic Price Adjustment will be calculated based on the rescheduled delivery date of March-2013 in accordance with Exhibit D-2.

7) The Advance Payment Base Price is determined using the escalation factor from Boeing's 2nd Qtr 2012 forecast.

SWA-PA-01810		Page 2
57774, 57776, 57777 60261, 63168	Boeing Proprietary	SA-81

Attachment A to SWA-PA-1810-LA1001315R1

***

Letter Agmt SWA-PA-1810-LA-1001315R1; paragraph 3

No. 1	Model 737-700	Aircraft Block T-W-2b	MSN's 36962	Current Delivery Mo. July-11	Base Year 1999	Status ***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011
15	737-800	800LUV	36908	April-13	2011
16	737-800	800LUV	36998	~~April-13~~ March-13	2011
17	737-800	800LUV	37004	~~May-13~~ March-14	2011
18	737-800	800LUV	42521	~~July-13~~ May-14	2011
19	737-800	800LUV	42522	~~August-13~~ June-14	2011
20	737-800	800LUV	42523	~~August-13~~ July-14	2011
21	737-800	800LUV	42524	~~September-13~~ August-14	2011
22	737-800	800LUV	36933	September-13	2011
23	737-800	800LUV	42525	~~October-13~~ August-14	2011
24	737-800	800LUV	36935	~~October-13~~ September-14	2011
25	737-800	800LUV	42526	November-13	2011
26	737-800	800LUV	42527	~~November-13~~ September-14	2011
27	737-800	800LUV	42528	~~November-13~~ September-14	2011
28	737-800	800LUV	42529	~~December-13~~ December-14	2011
29	737-800	800LUV	42530	~~December-13~~ December-14	2011
30	737-800	800LUV	42531	~~January-14~~ September-14	2011
31	737-800	800LUV	36909	~~January-14~~ October-14	2011
32	737-700	700LUV	42532	~~February-14~~ January-17	2011
33	737-700	700LUV	36910	~~February-14~~ January-17	2011
34	737-700	700LUV	36927	~~March-14~~ April-17	2011
35	737-700	700LUV	36925	~~March-14~~ May-17	2011
36	737-700	700LUV	36926	~~April-14~~ January-18	2011
37	737-700	700LUV	36929	~~April-14~~ August-17	2011
38	737-700	700LUV	42533	~~May-14~~ February-18	2011
39	737-700	700LUV	42534	~~May-14~~ March-18	2011
40	737-700	700LUV	37019	~~August-14~~ June-18	2011
41	737-700	700LUV	36930	~~September-14~~ September-17	2011
42	737-700	700LUV	37042	~~September-14~~ July-18	2011
43	737-700	700LUV	36934	~~October-14~~ October-17	2011
44	737-700	700LUV	37034	~~October-14~~ September-18	2011
45	737-700	700LUV	37043	November-14	2011
46	737-700	700LUV	37045	December-14	2011
47	737-700	700LUV	37037	December-14	2011
48	737-700	700LUV	42535	January-15	2011

SA-81

Attachment A to SWA-PA-1810-LA1001315R1

49	737-700	700LUV	42536	February-15	2011
50	737-700	700LUV	42537	March-15	2011
51	737-700	700LUV	42538	April-15	2011
52	737-700	700LUV	42539	May-15	2011
53	737-700	700LUV	42540	June-15	2011
54	737-700	700LUV	42541	July-15	2011
55	737-700	700LUV	42542	August-15	2011
56	737-700	700LUV	42543	September-15	2011
57	737-700	700LUV	36940	November-15	2011
58	737-700	700LUV	36938	April-16	2011
59	737-700	700LUV	36939	May-16	2011
60	737-700	700LUV	36945	July-16	2011
61	737-700	700LUV	36977	September-16	2011
62	737-700	700LUV	36970	January-17	2011
63	737-700	700LUV	36969	February-17	2011
64	737-700	700LUV	36972	March-17	2011
65	737-700	700LUV	36974	April-17	2011
66	737-700	700LUV	36975	May-17	2011
67	737-700	700LUV	36976	June-17	2011
68	737-700	700LUV	36979	August-17	2011
69	737-700	700LUV	36984	September-17	2011
70	737-700	700LUV	36988	October-17	2011
71	737-700	700LUV	36989	November-17	2011
72	737-700	700LUV	42544	January-18	2011
73	737-700	700LUV	42545	February-18	2011
74	737-700	700LUV	42546	March-18	2011
75	737-700	700LUV	42547	April-18	2011
76	737-700	700LUV	42548	May-18	2011
77	737-700	700LUV	42549	June-18	2011
78	737-700	700LUV	42550	July-18	2011
79	737-700	700LUV	42551	August-18	2011
80	737-700	700LUV	42552	September-18	2011
81	737-700	700LUV	42553	October-18	2011
82				tbd
83				tbd
84				tbd
85				tbd
86				tbd
87				tbd
88				tbd
89				tbd
90				tbd

SA-81